NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated March 11, 2015

to the Prospectuses dated May 1, 2014

The following supplements and amends the prospectuses dated May 1, 2014, as previously supplemented:

The following supplements “Investment Restrictions for Certain Optional Riders” in the prospectus.

Investment Restrictions for Certain Optional Riders

Beginning April 28, 2015, the investment options available in each Category if you applied for the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012 will be:

INVESTMENT OPTIONS

CATEGORY 1	Federated Insurance Series Federated Managed Tail Risk Fund II	Northern Lights Variable Trust TOPS® Managed Risk Balanced ETF Portfolio TOPS® Managed Risk Moderate Growth ETF Portfolio TOPS® Managed Risk Growth ETF Portfolio

	Legg Mason Partners Variable Equity Trust QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	PIMCO Variable Insurance Trust PIMCO Global Diversified Allocation Portfolio

CATEGORY 2	Ohio National Fund, Inc. Balanced Portfolio	Fidelity® Variable Insurance Products Fund Fidelity® VIP Target Volatility Portfolio

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Balanced-Risk Allocation Fund	Goldman Sachs Variable Insurance Trust Goldman Sachs Global Markets Navigator Fund

	AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Dynamic Asset Allocation Portfolio	Janus Aspen Series INTECH U.S. Low Volatility Portfolio

	Federated Insurance Series Federated Managed Volatility Fund II	Lazard Retirement Series Lazard Retirement Global Dynamic Multi-Asset Portfolio

The new classification of investment options in the above Categories will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in classification of investment options into the above Categories, the new investment restrictions will not apply to you.